UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 23, 2012

Date of Report (Date of earliest event reported)

Paracap Corporation

(Exact name of registrant as specified in its charter)

Nevada                                       000-51973                        N/A

(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer identification No.)

424 Bakerview Rd, #105 - 268 Bellingham WA     98226

             (Address of principal executive offices)                       (Zip Code)

949-419-6588

Registrants telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 23, 2012, Justin Lanciec resigned as President, Chief Executive Officer, Principal Accounting Officer, Secretary, Treasurer and Director. Prior to the resignation of Mr. Lanciec, we appointed Xing Cheng Yao as President, Chief Executive Officer, Principal Accounting Officer, Secretary, Treasurer and Director of the Company.

Mr. Yao has been Senior Mobile Application Engineer at Beijing Li Da Zhi Info Technology Co., Ltd. for the past 7 years. He has his bachelor of Computer Science Degree from Capital Normal University (Beijing, China) and his Master’s Degree in Software Science from the Beijing Institute of Technology.

Our board of director now consists of Xing Cheng Yao.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARACAP CORPORATION

/s/ Xing Cheng Yao

Xing Cheng Yao

President

Date: July 24, 2013

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